SUMMARY PROSPECTUS

August 24, 2026

Timothy Plan Defensive Strategies Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or ds-ac.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 1, 2026, as supplemented.

INVESTMENT OBJECTIVE

The investment objective of this Fund is the protection of principal through aggressive, proactive reactions to prevailing economic conditions.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 97 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 42 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES

(fees paid directly from your investment)

	CLASS A	CLASS C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1) (2)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

SUMMARY PROSPECTUS (CLASS A & C) / 1

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS A	CLASS C
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.51%	0.51%
Acquired Funds Fees and Expenses (3)	0.10%	0.10%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	1.46%	2.21%
Fee Waivers and/or Expense Reimbursements (4)(5)(6)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	1.34%	2.09%

(1)

For purchases in excess of $1mm dollars in Class A shares, the Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee to brokers as follows: 1% on purchases of shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

(2)	For Class C shares, a one percent (1%) contingent deferred sales charge is imposed on shares liquidated within the first thirteen months after purchase.
(3)

Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses.

(4)

As described in the “Who Manages Your Money,” section of the Fund’s prospectus, Timothy Partners, Ltd (“TPL”) has contractually agreed, through January 28, 2027, to waive five basis points (5bps) of the management fee paid by the Trust for the Fund.

(5)

Also as described in the “Who Manages Your Money,” TPL has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2027.

(6)	The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	CLASS A	CLASS C (with redemption)	CLASS C (without redemption)
1 Year	$679	$312	$212
3 Years	$975	$680	$680
5 Years	$1,293	$1,174	$1,174
10 Years	$2,191	$2,535	$2,535

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal, the Fund will invest varying percentages of the Fund’s total assets in the investment allocations set forth below:

●

Real Estate Investment Trusts (“REITs”), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation.

●

Commodities-based securities, including but not limited to, affiliated exchange-traded funds (“ETFs”), other pooled investment fund securities, and commodities-related stocks, for the purpose of providing the opportunity to invest in inflation-sensitive physical commodities and/or commodities futures markets. ETFs are investment securities that are registered as investment companies and invest in a basket of other securities, mostly common stocks that are included in a specific index. Pooled investment fund securities are securities that invest in a basket of other securities, mainly stocks, but are not registered as investment companies and do not trade on an exchange.

SUMMARY PROSPECTUS (CLASS A & C) / 2

●

Various fixed income securities and Treasury Inflation Protected-Securities (“TIPS”). TIPS have coupon payments and underlying principal that are automatically increased to compensate for inflation as measured by the consumer price index (“CPI”). The fixed income securities in which the Fund may invest, other than TIPS, include U.S. Treasury bills, notes and bonds, corporate notes and bonds, and federal agency-issued securities.

●	Cash and cash equivalents.

●

During times of significant market upheaval, the Fund may take positions that are inconsistent with the Fund’s principal investment strategies. During such times, the Fund may take large, small, or even no position in any one or more of the Asset Classes, may invest in gold and other eligible precious metals to the maximum extent allowed, and/or may hold some or all of the Fund’s assets in cash and/or cash equivalents. When the Fund takes such positions, it will not be investing in accordance with its principal investment strategies and may not achieve its stated investment objective.

●

The Fund and the ETFs will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles. Timothy Partners, Ltd. (“TPL”) is Investment Adviser to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo-Christian values. The Adviser establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Adviser. In the event a company is discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practicable.

●

Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. To allow for optimal flexibility, the Fund is classified as a “non-diversified” fund, and, as such the Fund’s portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as “diversified.”

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Real Estate Investment Trust Risk. The Fund is subject to the risks experienced in real estate ownership, real estate financing, or both. As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned. Also, as interest rates increase, the values of existing mortgages fall. The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages) of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks. The Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

Commodities-based Exchange-Traded Funds. Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk. By investing in Commodity ETFs the Fund assumes portions of that risk. ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund’s risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods. It is possible the Fund’s entire ETF investment could be lost.

Treasury Inflation-Protected Securities Risk. Because the real rate of return offered by TIPS, which represents the growth of your purchasing power, is guaranteed by the Federal Government, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees. Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Adviser and Investment Managers.

Interest Rate Risk. When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

Credit Risk. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment-grade bonds. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB by Standard & Poor’s, or unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

Sector Risk. If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities (including certain REITs) and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

SUMMARY PROSPECTUS (CLASS A & C) / 3

Non-Diversification Risk. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

Precious Metals Risk. The Fund’s gold and silver may be subject to loss, damage, theft, or restriction on access, and the Fund’s recovery may be limited, even in the event of fraud, to the market value of the metals at the time the fraud is discovered. International crises may motivate large-scale sales of precious metals which could decrease their prices and adversely affect the value of the Shares. The price of metals may also be adversely affected by the sale of gold or silver by ETFs or other exchange traded vehicles tracking the precious metals markets. In the event of the insolvency of the Custodian, a liquidator may seek to freeze access to the metals held in all of the accounts held by the Custodian, including the Fund’s Allocated Account. Although the Fund would retain legal title to the allocated gold and silver bars, the Fund could incur expenses in connection with obtaining control of the allocated gold or silver, and the assertion of a claim by such liquidator for unpaid fees could delay redemptions.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange-traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index and an index that is more representative of the Fund’s investment strategy. The bar chart shows the investment returns of the Fund’s Class A shares. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31)

BEST QUARTER	WORST QUARTER
Jun-20	Mar-20
12.51%	-13.02%

SUMMARY PROSPECTUS (CLASS A & C) / 4

Average Annual Total Returns

(for periods ending on December 31, 2025)

DEFENSIVE STRATEGIES	CLASS A (3)			CLASS C
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Return before taxes	17.17%	7.05%	6.26%	22.04%	7.46%	6.06%
Return after taxes on distributions (1)	16.79%	6.37%	5.74%	21.97%	6.98%	5.70%
Return after taxes on distributions and sale of shares (1)	10.16%	5.30%	4.84%	13.05%	5.71%	4.74%
Russell 3000 Index (2) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	17.15%	13.15%	14.29%
Timothy Defensive Strategies Fund Blended Index(2) (reflects no deduction for fees, expenses or taxes)	7.93%	6.79%	4.89%	7.93%	6.79%	4.89%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, return after taxes on distributions and sale of shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of shares or provides an assumed tax benefit that increases the return.

(2)

The Russell 3000 Index is an unmanaged index of 3000 companies in the United States, and therefore reflects the broad market sector for the Fund. The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the BB U.S. Treasury: 1-3 years Index, 33% of the BB Commodity Index and 34% of the MSCI U.S. REIT Gross (USD) Index. The indices assume reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses.

(3)	Class A share returns reflect the assessment of the maximum front-end sales load on the first business day of the year.

INVESTMENT ADVISER

Timothy Partners, Ltd. manages the cash and ETFs allocation and the precious metals allocation of the Fund.

PORTFOLIO MANAGERS

Art Ally, President and Chief Investment Officer of Timothy Partners, Ltd., the Adviser, has managed the equity allocation of the Fund’s investment portfolio and determined the allocations between ETFs and the sub-advised portfolio since 2019.

Brian Mumbert, Vice President and Chief Operations Officer of TPL, and Greg Ally, Vice President and Chief Financial Officer of TPL, have served on the investment allocation team since 2025.

SUB-ADVISER

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as Investment Manager of the Debt Instrument allocation of the Fund. Chilton Capital Management, LLC (“Chilton”) serves as Investment Manager of the REITs allocation of the Fund. CoreCommodity Management, LLC (“Core”) serves as Investment Manager of the Commodity allocation of the Fund.

PORTFOLIO MANAGERS

Mr. Matthew K. Routh, CFA, and Mr. Justin A. Martin, CFA, have served the Fund since 2022. They manage the TIPS allocation of the Fund.

Bruce G. Garrison, CFA, and Matt Werner of Chilton, have served the Fund as co-portfolio managers since 2020. They manage the REIT allocation of the Fund.

Adam C. De Chiara, of Core, has served the Fund since 2011. Douglas Daly, of Core, has served the Fund since 2025. They manage the Commodity allocation of the Fund.

PURCHASE AND SALE OF SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

SUMMARY PROSPECTUS (CLASS A & C) / 5

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS (CLASS A & C) / 6

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